EXHIBIT D
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                       PRESENTATION TO BOARD OF DIRECTORS
                             BY HERCULES MANAGEMENT


                                February 11, 2002

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PRELIMINARY DRAFT


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MANAGEMENT PRESENTATION TO THE

 _
|_| HERCULES
----------------------------------------------


BOARD OF DIRECTORS






11-Feb-2002

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PRELIMINARY DRAFT


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II.   OVERVIEW OF REFINANCING








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                                                     Overview of Refinancing  16
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PRELIMINARY DRAFT

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CONSOLIDATED DEBT POSITION
Actual and Pro Forma for Immediate Debt Restructuring of $800mm
(US$ in millions)
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                                                     As of December 31, 2001
                                                 -------------------------------
                                                    Actual        Pro Forma 1
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Bank Debt Tranche A                                 $  494          $    0
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Bank Debt Tranche D                                    371             371
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New Bank Debt Tranche E                                 --             400
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Bank Revolver                                          566             280
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                                                    $1,431          $1,051
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11.125% Senior Notes Due 2007                          400             400
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New Senior Notes Due 2009                               --             400
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6.625% Senior Notes Due 2003                           125             125
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6.60% Debentures Due 2027                              100             100
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                                                    $  625          $1,025
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FiberVision Debt                                        58              58
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ESOP                                                    84              84
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Sundry Bank Debt                                        15              15
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8% Convertible Debenture 2010                            3               3
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                                                    $  160          $  160
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                                                    $2,216          $2,236
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Trust Preferred Retail Issue 2029                      363             363
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Convertible Trust Preferred 2029                       261             261
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                                                    $  624          $  624
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Total Debt and Preferred                            $2,840          $2,860
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                                                     Overview of Refinancing  17
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PRELIMINARY DRAFT


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CONSOLIDATED DEBT POSITION
Actual and Pro Forma for Immediate and Subsequent Debt Restructuring
(US$ in millions)
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                                                       Pro Forma 1  Pro Forma 2
                                                       -----------  -----------
      `                                                   As of        As of
                                             Actual    31-Dec-2001  31-Dec-2002
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                                 Issuance      NA          $800         $400
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                                   Timing      NA       Immediate   31-Dec-2002
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Bank Debt Tranche A                          $  494       $    0       $    0
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Bank Debt Tranche D                             371          371          370
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New Bank Debt Tranche E                          --          400          400
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Bank Revolver                                   566          280           46
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                                             $1,431       $1,051       $  816
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11.125% Senior Notes Due 2007                   400          400          400
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New Senior Notes Due 2009                        --          400          400
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6.625% Senior Notes Due 2003                    125          125            0
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6.60% Debentures Due 2027                       100          100          100
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New Senior Subordinated Notes Due 2012           --           --          400
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                                             $  625       $1,025       $1,300
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FiberVision Debt                                 58           58           50
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ESOP                                             84           84           80
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Sundry Bank Debt                                 15           15           15
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8% Convertible Debenture 2010                     3            3            3
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                                             $  160       $  160       $  148
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                                             $2,216       $2,236       $2,264
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Trust Preferred Retail Issue 2029               363          363          363
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Convertible Trust Preferred 2029                261          261          261
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                                             $  624       $  624       $  624
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Total Debt and Preferred                     $2,840       $2,860       $2,888
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                                                     Overview of Refinancing  18
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PRELIMINARY DRAFT

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PRO FORMA DEBT MATURITIES
Pro Forma for Immediate Debt Restructuring of $800mm
(US$ in millions)
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  [TABLE SHOWING PRO FORMA DEBT MATURITIES FOR DEBT RESTRUCTURING OF $800 MM.
                     TABLE SHOWS AMOUNTS FROM 2002 TO 2029]


o Bank Debt Tranche D                    o 6.60% Debentures due 2027

o 11.125% Senior Notes 2007              o Sundry Bank Debt

o 6.625% Senior Notes due 2003           o Bank Revolver

o BetzDearborn ESOP Debt                 o 8% Convertibles due 2010

  Convertible Trust Preferred due 2029   o FiberVisions

o New Bank Debt Tranche E                o Trust Preferred Retail Issue due 2029

  New Senior Notes due 2009

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                                                     Overview of Refinancing  19
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PRELIMINARY DRAFT

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PRO FORMA DEBT MATURITIES
Pro Forma for Immediate Debt Restructuring of $800mm
(US$ in millions)
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
                                      2002     2003     2004     2005     2006     2007     2008     2009     2010     2027     2029
====================================================================================================================================
Bank Debt Tranche D                  $ 3.8    $ 3.8    $ 3.8    $360.0
------------------------------------------------------------------------------------------------------------------------------------
New Bank Debt Tranche E                                                  $400.0
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Bank Revolver                                 280.0
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11.125% Senior Notes due 2007                                                     $400.0
------------------------------------------------------------------------------------------------------------------------------------
New Senior Notes due 2009                                                                           $400.0
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8% Convertibles due 2010                                                                                      $2.6
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6.625% Senior Notes due 2003                  125.0
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6.60% Debentures due 2027                                                                                            $100.0
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FiberVisions                           8.8     13.7     13.7      14.2      4.3      3.4
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BetzDearborn ESOP Debt                 5.4      6.0      7.4       6.8     10.2     12.1    15.2      19.0
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Sundry Bank Debt                      15.0
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Trust Preferred Retail Issue due 2029                                                                                         $362.5
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Convertible Trust Preferred due 2029                                                                                           260.9
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     TOTAL ANNUAL DEBT MATURITY       $ 33    $ 428    $  25    $  383   $  415   $  415    $ 15    $  419    $  3   $  100   $  623
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


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                                                     Overview of Refinancing  20

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PRELIMINARY DRAFT

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DEBT SCHEDULE
Pro Forma for Immediate Debt Restructuring of $800mm
(US$ in millions)
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
Facility                    4Q 2001     1Q 2002     2Q 2002     3Q 2002     4Q 2002     1Q 2003     2Q 2003     3Q 2003     4Q 2003
====================================================================================================================================
Beginning Balance            $2,898      $2,840      $2,854      $2,882      $2,859      $2,855      $2,838      $2,841      $2,799
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Revolver Bank Debt              566         278         310         290         289         277         412         375         337
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Term Bank Debt                  865         770         769         768         767         766         765         764         763
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Bond Issues                     628       1,028       1,028       1,028       1,028       1,028         903         903         903
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Trust Preferred                 624         624         624         624         624         624         624         624         624
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Miscellaneous Debt              157         154         151         149         147         143         137         133         130
====================================================================================================================================
Debt Balance                 $2,840      $2,854      $2,882      $2,859      $2,855      $2,838      $2,841      $2,799      $2,757
====================================================================================================================================


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PRELIMINARY DRAFT

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INDICATIVE TERM SHEET
$400mm Senior Unsecured Notes

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Borrower:           Hercules Incorporated

Lead Arranger:      [Redacted]

Co-Arrangers:       [Redacted]

Distribution:       144A with Registration Rights

Estimated Pricing:  (+ or -) 10.5%

Maturity:           7 Years        No Call 4

Covenants:          Similar to Existing Senior Notes

Use of Proceeds:    Repayment of Tranche A Bank Debt & Irrevocable  Reduction of
                    Revolving Credit Facility



NOTE: ASSUMES CURRENT CREDIT RATINGS OF HERCULES REMAIN CONSTANT
      THROUGH REFINANCING

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PRELIMINARY DRAFT

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INDICATIVE TERM SHEET
$400mm (Underwritten) Institutional Loan Tranche E

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Borrower:                      Hercules Incorporated

Lead Arranger:                [Redacted]

Estimated Pricing:             LIBOR + 375 bps

Maturity:                      February 2006

Call Premium:                  101 First Year

Guarantors:                    Same as Existing Agreement

Collateral:                    Same as Existing Agreement

Amortization:                  Minimal

Covenants Reps. & Warranties:  Same as (to be amended) Existing Agreement

Use of Proceeds:               Repayment of Tranche A Bank Debt

Conditions Precedent:          1) Issuance of $350MM Senior Unsecured Notes
                               2) Deflection of Term Loan D Prepayment

NOTE: ASSUMES CURRENT CREDIT RATINGS OF HERCULES REMAIN CONSTANT
      THROUGH REFINANCING

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                                                     Overview of Refinancing  23
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PROPOSED CHANGES TO BANK DEBT COVENANTS


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o  Leverage  covenants  set at 5.5x for year 1,  decreasing  0.25x  per  quarter thereafter to 4.0x

o Interest coverage permanently lowered to 1.75x

o $125mm restructuring carve-out allowance

o Change use of proceeds to reflect Tranche D paydown

o Allow future refinancings

o Increase pricing grid for revolver and Tranche D

o Amendment fee

o Limit on capital expenditures


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                                                     Overview of Refinancing  24